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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        February 19, 2004
                                                        ------------------




                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)




         Delaware                      0-12255              48-0948788
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(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)               File Number)      Identification No.)




                 10990 Roe Avenue, Overland Park, Kansas  66211
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------



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Item 5. Other Events

Yellow Roadway Corporation is filing the audited consolidated financial statements of Roadway Corporation for the period January 1 to December 11, 2003 and the Years ended December 31, 2002 and 2001. These financial statements are being filed to comply with Item 210.3-10 (g) of Regulation S-X regarding recently acquired subsidiary guarantors.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Financial statements of businesses acquired.
             Not applicable

        (b)  Pro forma financial information.
             Not applicable

        (c)  Exhibits.

             The following exhibits are filed herewith:

              Exhibit No.               Description

                23.1           Consent of Ernst & Young LLP.

                99.1 Roadway Corporation audited Consolidated Balance Sheets as of December 11, 2003 and December 31, 2002, Consolidated Statements of Income, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows for the period January 1 to December 11, 2003 and the Years ended December 31, 2002 and 2001.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                YELLOW ROADWAY CORPORATION
                                         ---------------------------------------
                                                   (Registrant)

Date:    February 19, 2004               By: /s/   Donald G. Barger, Jr.
     --------------------------          ---------------------------------------
                                         Donald G. Barger, Jr.
                                         Senior Vice President and Chief
                                         Financial Officer